Pilgrim's Pride Corporation

Key Banc Capital Markets

Consumer Conference



March 4, 2010

Cautionary & Forward Looking Statements

- Statements contained in this presentation that stare our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; while JBS USA Holdings, Inc. ("JBS USA") has significant acquisition experience and historically has been able to realize substantial benefits through synergies, JBS USA may not be able to fully achieve all of the anticipated synergistic from the sale of 64% of the company's common stock to JBS USA within the time frames expected; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including the anti-dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in our 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude charges associated with the company's restructuring under Chapter 11 Bankruptcy protection and other additional reorganization items. We have included this information as we believe that investors may be interested in our results excluding these items as this is a way our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Pilgrim's Pride at a Glance

- Founded in 1946; IPO in 1986
- Second-largest chicken producer in the U.S. and Mexico
- Operates processing plants, feed mills, hatcheries and distribution centers in 15 states, Puerto Rico and Mexico
- 41,000 employees and approximately 4,400 contract growers
- LTM Ending 12/27/2009[1]
  - Sales $6.8 billion
  - EBITDA $503.7 million
- NYSE: PPC
- Market capitalization = $1.9 billion

(1) See Appendix for reconciliation of LTM figures

Reorganization Summary

- Since 2008, Pilgrim's Pride has:
  - Closed/idled 9 processing plants
  - Sold 1 plant
  - Eliminated 14,000 positions and approximately 1,000 contract growers
  - Completed two phases of restructuring with estimated cost savings of $190 million
- PPC emerged from 13-month bankruptcy on Dec. 28, 2009
- Old shares were cancelled; PPC issued approximately 214 million new shares
- JBS USA purchased 64% of those new shares for $800 million
- Proceeds were used to fully repay allowed claims for creditors and bondholders

The New Pilgrim's Pride

- Today Pilgrim's Pride has:
  - A new management team
  - An improved product mix with less exposure to commodity chicken
  - Growing volume in our core retail and foodservice businesses
  - Improved operational efficiency from labor, yield and through-put
  - Lower SG&A as a result of reduced headcount, outside services and other administrative expenses
  - A much stronger financial position and improved balance sheet, including an exit credit facility of $1.75 billion

Business Strategy

- Become a market-driven company
  - The market will dictate what PPC does – operations will respond to market needs
  - Will minimize commodity chicken production
  - Core retail and foodservice customer demand is driving supply and production planning
  - Supply chain will optimize production
  - Operations will drive performance excellence in safety, quality, productivity and cost
  - Innovation through research and development and marketing

Geographic Footprint



Salt Lake City
Phoenix
Mayfield
Batesville
Clinton*
De Queen
El Dorado*
Mt. Pleasant
Pittsburg
Arlington
Dallas
Bossier City*
Natchitoches
Waco
Nacogdoches
Lufkin
San Antonio
Chattanooga
Dalton*
Athens*
Ellijay
Guntersville
Gainesville
Russellville
Canton
Elberton
Boaz
Athens*
Carrollton
Enterprise
Siler City*
Sanford
Marshville
Torreón
Monterrey
San Luis Potosi
Aguascalientes
Guadalajara
Querétaro
Puerto Vallarta
Los Cues
Morelia
Tlalnepantla
Coatzacoalcos
Aibonito
Processing Plant
Prepared Foods
Distribution Center
Idled Facility*

Distribution Channels

Broadline Distributors


CHICKEN



Retail

Fast Food





National account QSR





Sales & Marketing Overview

Restructured Sales & Marketing Team

- Realigned sales management team to bring us closer to the customers
  - Jerry Wilson — EVP Sales and Marketing
  - Tom Bell — Foodservice Distributors
  - Rick Grondin — Corporate and Industrial Sales
  - Randy Meyers — Consumer
  - Andy Seymour — Prepared Foods Marketing
  - Steve Smith — Fresh Foodservice Sales

Sales & Marketing

- Strengthened sales management team:
  - Established P&L accountability within the sales and marketing organization by line of business
    - ***Market driven vs. production driven***
    - ***Supply based on forecasted demand***



Customer
Demand
Execution
Supply Chain
Sales
Planning
Production / Operations

- Supply chain:
  - Fully integrated business planning and execution
- Focused on selling the "whole bird"
- Improve mix:
  - Commodity ⟶ Core Retail and Foodservice
  - Mix within the mix: ascend the value chain

Sales Objectives

- Recapture and grow volume in further processed Corporate and Industrial Sales
- Reduce exposure to commodity sales
- Grow volume and share in Case Ready
- Grow volume and share in further processed Retail
- Maintain share during recovery of Fresh Foodservice customers

Geographic Sales Mix and Diversified Markets


Mexico, 7.5%
U.S., 92.5%

Net Sales
LTM Ending 12/27/09
$6,813.9 mm (2)

Geographic Sales Mix


Retail, 41.0%
Export & Commodity, 17.0%
Foodservice, 42.0%

U.S. Chicken Sales
LTM Ending 12/27/09
$5,811.0 mm (2)

Diversified End Markets(1)

(1) Percentage of U.S. Chicken sales dollars
(2) See Appendix for reconciliation of LTM net sales figures

Continued Focus on Reducing Commodity Chicken Sales



Retail, 31.0%
Export & Commodity, 39.0%
Foodservice, 30.0%

U.S. Chicken Sales Volumes
Quarter Ending 12/27/08
1,445.2 mm

Diversified End Markets (1)



Retail, 37.0%
Export & Commodity, 33.0%
Foodservice, 30.0%

U.S. Chicken Sales Volumes
Quarter Ending 12/27/09
1,731.2 mm

Diversified End Markets (1)

(1) Percentage of U.S. Chicken sales dollars

Pilgrim's Pride Brand Recognition

Country Pride Chicken

Pilgrim's Pride

EatWell StayHealthy

Wing-Zings

Wing-Dings

Pierce Chicken
We make Chicken easy.

Chris P. Chicken

Pilgrim's Pride Deli

Early Bird

To-Ricos
Fresco sabor nuestro

Big value

All Natural
Gold Kist Farms
Young Tender, Chicken



EatWell StayHealthy
Country Pride
Blazin' Strips
Breast Nuggets
Fully Cooked
100% Natural
EatWell StayHealthy Kids
EatWell StayHealthy
Gold Kist Farms
Whole Chicken

Customer Needs & Expectations

Top Foodservice Customers

Frozen Foodservice	Fresh Foodservice	Corporate	Retail
SYSCO	Yum!	Wendy's Old Fashioned Hamburgers	Walmart Save money. Live better.
US Foodservice	KFC, Pizza Hut, Taco Bell, Long John Silver's, A&W All American Food	Chick-fil-A	Publix.
IMA Independent Marketing Alliance	El Pollo Loco Flame-Grilled Mexican Chicken	McDonald's i'm lovin' it	Kroger
GFS gordon food service	Popeyes Chicken & Biscuits	Nestlé	Costco
UniPro Foodservice, Inc.	Church's Chicken	ConAgra Foods	SUPERVALU
			SAFEWAY

Commodity and Export cut across all channels

Top 50 Customers Represent 71% of Company Sales



Integration Update

PPC-JBS Integration Update

- On January 5, PPC announced the elimination of 230 corporate positions
  - 160 at corporate headquarters in East Texas
  - Remaining positions spread over one dozen sites
  - No direct impact on operations or production
  - Estimated savings = $16 million
- Further changes will be made over the next four months as we move forward with plans to consolidate most corporate functions at JBS USA's headquarters in Greeley, Colo.
- The accounts payable, live accounting and grower pay, customer service and consumer relations departments will be based in Pittsburg, Texas.
  - The grower pay department in Virginia and customer service departments in Atlanta will be merged with similar depts. in Texas.
- By end of March, every PPC employee should know future employment status.



Financial Overview

Financial Improvement

	Three Months Ended	
Net income (loss) per common share - basic:	**12/27/2009**	**12/27/2008**
Income (loss) from continuing operations attributable to Pilgrim's Pride Corporation common stockholders	$ 0.45	$ (3.10)
Income from discontinued business attributable to Pilgrim's Pride Corporation common stockholders	-	0.01
Net income (loss) attributable to Pilgrim's Pride Corporation common stockholders	$ 0.45	$ (3.09)
Net income (loss) per common share - diluted: (1)		
Income (loss from continuing operations attributable to Pilgrim's Pride Corporation common stockholders	$ 0.44	$ (3.10)
Income from discontinued business attributable to Pilgrim's Pride Corporation common stockholders	-	0.01
Net income (loss) attributable to Pilgrim's Pride Corporation common stockholders	$ 0.44	$ (3.09)
Weighted average shares outstanding:		
Basic	74,374	74,056
Diluted	77,141	74,056

Financial Improvement



Net Sales
Net Income
(loss)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Net Sales in billions
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
-$0.2
-$0.4
-$0.6
-$0.8
-$1.0
Net income (loss) in billions
2008
2009
2010

	FY 2008					FY 2009					FY 2010
	Q1 end Dec 2007	Q2 end Mar 2008	Q3 end June 2008	Q4 end Sep 2008	FY end Sep 2008	Q1 end Dec 2008	Q2 end Mar 2009	Q3 end June 2009	Q4 end Sep 2009	FY end Sep 2009	Q1 end Dec 2009*
Net Sales	2,047.4	2,100.8	2,207.5	2,163.1	8,518.8	1,877.0	1,698.1	1,776.8	1,736.1	7,088.0	1,602.7
Net Income (loss)	(32.2)	(111.5)	(48.3)	(799.2)	(991.2)	(229.4)	(58.8)	53.2	82.7	(152.3)	33.9

Note: Net income (loss) from continuing operations
*Transition Quarter Ending 12/27/09

Comparable Company EBITDA Margins



EBITDA Margin (%)
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Tyson (Chicken Only)
Sanderson
PPC

Historically, EBITDA margins for the three chicken companies fluctuated from a low range of 4% to 6% to a high range of 11% to 16%

Clear Focus on Cost Reduction

Selling, General & Administrative Costs


$ in millions
$92.4
$76.4
Quarter Ending 12/27/08
Quarter Ending 12/27/09

- PPC reduced SG&A by $75 million in fiscal 2009
- Additional $16 million reduction in SG&A in transition quarter ended December 27, 2009
- Further savings to come as consolidation with JBS USA continues

Summary of Operations

	Q1 10 End Dec 2009*	Q1 09 End Dec 2008	LTM Ending Dec 2009	LTM Ending Dec 2008
Net (Loss) Income from Continuing Operations	$ 33,925	$ (229,367)	$ 111,098	$ (1,188,373)
Add:				
Income Tax Expense (benefit)	(102,371)	278	(124,235)	(201,910)
Interest Expense, Net	44,193	39,038	162,698	141,233
Depreciation and amortization	56,705	60,158	232,552	244,149
Minus:				
Amortization of Capitalized Financing Costs	$ 1,437	$ 1,544	$ 6,681	$ 5,447
EBITDA	$ 31,015	$ (131,437)	$ 375,432	$ (1,010,348)
Pre-petition reorganization items	-	8,991	2,322	8,991
Post-petition reorganization Items	38,376	13,250	112,403	13,250
Allowed loss on derivative financial instruments	-	17,500	-	17,500
				-
EBITDAR	$ 69,391	$ (91,696)	$ 490,157	$ (970,607)
Asset impairment and restructuring charges	1,518	2,422	13,547	46,568
Goodwill impairment	-	-	-	501,446
				-
Adjusted EBITDAR	$ 70,909	$ (89,274)	$ 503,704	$ (422,593)

*Transition Quarter Ending 12/27/09
LTM Reconciliations located in the Appendix

Capital Structure

- Exit credit facility of $1.75 billion
  - Revolving loan of $600 million
  - Term loan A commitment of $375 million; 3-year maturity
  - Term loan B commitment of $775 million; 5-year maturity
- PPC drew down approximately $1.25 billion when we emerged from bankruptcy
- Debt today is approximately $1.2 billion
- 214 million shares outstanding
- Expect capital expenditures in fiscal 2010 to be in range of $150 million



Industry Update

Poultry Industry Ranking

U.S. Chicken Industry Leaders Market Share by Production


Mountaire Farms, 4.4%
Other, 33.6%
Wayne Farms, 4.5%
Koch Foods, 4.6%
Sanderson Farms, 6.5%
Perdue Farms, 7.5%
Tyson Foods, 20.3%
Pilgrim's Pride, 18.7%

Source: WATT Poultry USA, February 2010

Broiler Production Update

In 2009, U.S. broiler production declined for the first time since the early 1970s; production is expected to increase slightly in 2010



US Broiler Production, Ready to Cook
USDA Estimates
Billion Pounds
38
37
36
35
34
33
32
31
30
29
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
-2.5%
-3.5%
-4.5%
Percent Change YoY
35.5
35.9
1.2%
-3.8%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010P
RTC Production
% Change YoY

Source: USDA

Cold Storage Inventories


1,000
900
800
700
600
500
400

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2009	690	643	632	654	638	649	676	641	629	632	657	629
2010	623	579	573	577	556	578	579	568	580	609	638	653
High '04-'09	919	922	864	834	767	773	733	749	774	802	875	924
Low '04-'09	531	539	595	600	599	622	639	616	626	632	657	629

Source: USDA (excluding hens), February 2010 Forward Informa Economic Projections

Export Update

- Current issues:
  - December 2009 – Russia announced ban on U.S. chicken due to chlorination issues. Negotiations toward a resolution continue.
  - February 2010 – China announced duties ranging from 43.1% to 105.4% on U.S. chicken imports after alleging that U.S. producers sold product at prices below cost of production.


U.S. Broiler Exports to Russia
million pounds RTC
2000
1800
1600
1400
1200
1000
800
600
400
200
0
1570
1681
1599
1887
1815
1618
1107
2004
2005
2006
2007
2008
2009P
2010P


U.S. Broiler Exports to China
million pounds RTC
900
800
700
600
500
400
300
200
100
0
36
208
528
654
734
731
693
2004
2005
2006
2007
2008
2009P
2010P

Source: USDA, U.S. Poultry & Egg Export Council (USAPEEC), Informa Economics Projections

Pricing Trends - Chicken

Breast Meat


2008
2009
2010

Leg Quarters


2008
2009
2010

Georgia Dock


2008
2009
2010

Wings


2008
2009
2010

Source: UrnerBarry through February 24, 2010

Pricing Trends - Feed Ingredients

Feed ingredient prices have fallen in recent weeks after USDA projected record crop production for the 2009/10 marketing season



Soybean Meal
Corn
corn (dollar/bu.)
soybean meal (dollar/ton)
$8
$7
$6
$5
$4
$3
$2
$1
$0
$450
$375
$300
$225
$150
$75
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source: Chicago Board of Trade updated through February 24, 2010

The New Pilgrim's Pride
Repositioned for Profitable Growth

- PPC exceeded operational and financial goals in fiscal 2009
- PPC has taken decisive action and created a comprehensive business plan
  - Leadership changes: management is focused on delivering the plan
  - Demand driven: focused on customer requirements with product margin optimization
  - Production assets have been streamlined and rationalized
- Continue to focus on improving product mix, expanding customer base and operating more efficiently
- Intent on delivering the results and performance that all of our shareholders expect



Appendix

Reconciliation of LTM Net Sales Ending Dec 2009

($ in millions)	Q2 End Mar 2009	Q3 End Jun 2009	Q4 End Sep 2009	Q1 End Dec 2009*	LTM End Dec 2009
Net Sales					
Chicken Sales:					
United States					
Prepared Foods:					
Foodservice	$ 443.5	$ 439.8	$ 450.5	$ 420.9	$ 1,754.7
Retail	113.4	117.2	112.1	114.9	457.6
Total Prepared Foods	556.9	557.0	562.6	535.8	2,212.3
Fresh Chicken					
Foodservice	$ 543.6	$ 539.9	$ 480.0	$ 437.8	$ 2,001.3
Retail	247.0	253.5	262.4	225.6	988.5
Total Fresh Chicken	790.6	793.4	742.4	663.4	2,989.8
Total Export and Other	128.8	166.0	179.1	135.0	608.9
Total U.S. Chicken	$ 1,476.3	$ 1,516.4	$ 1,484.1	$ 1,334.2	$ 5,811.0
Mexico	$ 109.1	$ 126.3	$ 116.4	$ 127.6	$ 479.4
Total Chicken Sales	$ 1,585.4	$ 1,642.7	$ 1,600.5	$ 1,461.8	$ 6,290.4
Total Prepared Foods	$ 577.4	$ 577.3	$ 584.1	$ 557.2	$ 2,296.0
Sale of Other Products					
U.S.	$ 105.6	$ 127.4	$ 127.9	$ 132.5	$ 493.4
Mexico	$ 7.2	$ 6.7	$ 7.6	$ 8.5	$ 30.0
Sale of Other Products	$ 112.8	$ 134.1	$ 135.6	$ 141.0	$ 523.5
Total Net Sales	$ 1,698.2	$ 1,776.8	$ 1,736.1	$ 1,602.8	$ 6,813.9

* Transition Quarter Ending 12/27/09

Reconciliation of Adjusted LTM EBITDAR Ending Dec 2009

($ in millions)	Q2 09 End Mar 2009	Q3 09 End Jun 2009	Q4 09 End Sep 2009	Q1 10 End Dec 2009*	LTM Ending Dec 2009
Net (Loss) Income from Continuing Operations	**$ (58,790)**	**$ 53,239**	**$ 82,724**	**$ 33,925**	**$ 111,098**
Add:					
Income Tax Expense (benefit)	2,347	555	(24,766)	(102,371)	(124,235)
Interest Expense, Net	43,620	38,355	36,530	44,193	162,698
Depreciation and amortization	60,513	57,162	58,172	56,705	232,552
Minus:					
Amortization of Capitalized Financing Costs	$ 1,769	$ 1,769	$ 1,706	$ 1,437	$ 6,681
EBITDA	$ 45,921	$ 147,542	$ 150,954	$ 31,015	$ 375,432
Pre-petition reorganization items	(104)	1,631	795	-	2,322
Post-petition reorganization Items	35,355	16,779	21,893	38,376	112,403
Allowed loss on derivative financial instruments	-	-	-	-	-
EBITDAR	**$ 81,172**	**$ 165,952**	**$ 173,642**	**$ 69,391**	**$ 490,157**
Asset impairment and restructuring charges	(435)	-	12,464	1,518	13,547
Goodwill impairment	-	-	-	-	-
					-
Adjusted EBITDAR	**$ 80,737**	**$ 165,952**	**$ 186,106**	**$ 70,909**	**$ 503,704**

* Transition Quarter Ending 12/27/09

Reconciliation of Adjusted LTM EBITDAR Ending Dec 2008

($ in millions)	Q2 08 End Mar 2008	Q3 08 End Jun 2008	Q4 08 End Sep 2008	Q1 09 End Dec 2008	LTM Ending Dec 2008
Net (Loss) Income from Continuing Operations	$ (111,501)	$ (48,344)	$ (799,161)	$ (229,367)	$ (1,188,373)
Add:					
Income Tax Expense (benefit)	(64,293)	(28,451)	(109,444)	278	(201,910)
Interest Expense, Net	33,326	34,854	34,015	39,038	141,233
Depreciation and amortization	60,057	60,506	63,428	60,158	244,149
Minus:					
Amortization of Capitalized Financing Costs	1,058	1,696	1,149	$ 1,544	$ 5,447
EBITDA	$ (83,469)	$ 16,869	$ (812,311)	$ (131,437)	$ (1,010,348)
Pre-petition reorganization items	-	-	-	8,991	8,991
Post-petition reorganization Items	-	-	-	13,250	13,250
Allowed loss on derivative financial instruments	-	-	-	17,500	17,500
EBITDAR	$ (83,469)	$ 16,869	$ (812,311)	$ (91,696)	$ (970,607)
Asset impairment and restructuring charges	17,691	3,451	23,004	2,422	46,568
Goodwill impairment	-	-	501,446	-	501,446
Adjusted EBITDAR	$ (65,778)	$ 20,320	$ (287,861)	$ (89,274)	$ (422,593)